Exhibit 99.2 Investor Presentation May 2019

Safe Harbor Statement

This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, as codified in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. This includes, without limitation, financial guidance and projections and statements with respect to expectations of our future financial condition, results of operations, cash flows, plans, targets, goals, objectives, performance, growth potential, competitive position and business; our ability to: leverage our competitive strengths, including investing in or acquiring new restaurant concepts and expanding The Cheesecake Factory® brand to other retail opportunities; deliver comparable sales growth; provide a differentiated experience to customers; outperform the casual dining industry and increase our market share; leverage sales increases and manage flow through; manage cost pressures, including increasing wage rates, group medical insurance costs and legal expenses, and stabilize margins; grow earnings; remain relevant to consumers; attract and retain qualified management and other staff; manage risks associated with the magnitude and complexity of regulations in the jurisdictions where our restaurants are located; increase shareholder value; find suitable sites and manage increasing construction costs; profitably expand our concepts domestically and in Canada, and work with our licensees to expand our concept internationally; support the growth of North Italia and Flower Child restaurants; operate Social Monk Asian Kitchen; expand consumer packaged goods licensing revenue; and utilize our capital effectively and continue to increase cash dividends and repurchase our shares. Such forward-looking statements include all other statements that are not historical facts, as well as statements that are preceded by, followed by or that include words or phrases such as “believe,” “plan,” “will likely result,” “expect,” “intend,” “will continue,” “is anticipated,” “estimate,” “project,” “may,” “could,” “would,” “should” and similar expressions. These statements are based on our current expectations and involve risks and uncertainties which may cause results to differ materially from those set forth in such statements. These forward-looking statements also may be affected by factors outside of our control including: economic and political conditions that impact consumer confidence and spending; impact of recently enacted tax reform; acceptance and success of The Cheesecake Factory in international markets; acceptance and success of the North Italia and Flower Child restaurants and Social Monk Asian Kitchen; the risks of doing business abroad through Company-owned restaurants and/or licensees; foreign exchange rates, tariffs and cross border taxation; changes in unemployment rates; the economic health of our landlords and other tenants in retail centers in which our restaurants are located; the economic health of suppliers, licensees, vendors and other third parties providing goods or services to us; adverse weather conditions in regions in which our restaurants are located; factors that are under the control of government agencies, landlords and other third parties; and the risk, costs and uncertainties associated with opening new restaurants; and other risks and uncertainties detailed from time to time in the Company’s filings with the Securities and Exchange Commission (“SEC”). Forward-looking statements speak only as of the dates on which they are made and the Company undertakes no obligation to publicly update or revise any forward-looking statements or to make any other forward-looking statements, whether as a result of new information, future events or otherwise, unless required to do so by law. Investors are referred to the full discussion of risks and uncertainties associated with forward-looking statements and the discussion of risk factors contained in the Company’s latest Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K as filed with the SEC, which are available at www.sec.gov.

The Cheesecake Factory 2

A Compelling Investment Opportunity Highly differentiated concepts delivering a unique guest experience Diversified growth drivers Sustained track record of consistent financial performance • • • • Robust cash flow to support growth and maximize shareholder value 3

Current Environment – Consumer & Industry Trends 4

What Always “Consumers don't just want to eat, they want to experience something memorable.” – NPD Group Remains the Same “Superior service and ambiance grow guest counts for top performing restaurant brands.” – TDn2K “Food quality is the most important factor in selecting a restaurant to visit.” – Alix Partners 2018 Survey 5

What’s Evolving More Discerning Guests Retail Trends Need for Convenience Desire for Value – “Deal Economy” Power of Social Media Labor Force Trends & Availability 6

We Are Well-Positioned

The Cheesecake Factory - Global Footprint High quality, high profile locations worldwide Arabia (5) 8 International - Licensed Mexico: 4Middle East: 14China, Including Hong Kong: 3 y Mexico Toronto Company-Owned: 202 Monterre Guadalajara City (2) Beijing Shanghai Hong Kong Kuwait (3) Bahrain (1) Qatar Saudi(3) (2) UAE

The Cheesecake Factory - A Highly Differentiated Concept Service and 9 Ambiance, Hospitality Integrated Bakery Best-in-Class Operational Execution Breadth of Menu & Innovation

Breadth of Menu & Innovation are Key Competitive Advantages 250 Menu Items - Made Fresh, From Scratch 10

Dining With Us Is an Experience Ambiance, Service and Hospitality Drive Sales 11

Integrated Bakery – The “Cheesecake” Magic • Produces over 70 cheesecakes and other baked desserts Enables creativity, quality control Industry-Leading Dessert Sales 16% • and supply chain efficiencies 12

Cult Status & Strong Consumer Engagement A division of Vice Media LLC 5M+ fans 720K followers 370K followers Millions of Viewers 13

Broad Consumer Demographic and Appeal #2 Top Large Chain With a Moderate Average Check Highest Unit Volumes ($ in millions) $33 $10.7 $28 $27 $23 $23 $23 $22 $19 $17 $5.5 $5.2 $4.8 $3.6 $3.4 $3.0 $2.9 Maggianos Yard House BJ's Texas Olive Outback LongHorn Bonefish Carrabbas Yard House Maggianos Bonefish Carrabbas Outback LongHorn Olive TexasBJ's Roadhouse Garden Garden Roadhouse Source: Latest SEC filings and company presentations 14 $8.3$8.3 $16 #1 Food Quality

Leveraging This Differentiation in the Off-Premise Channel To Go Sales (% of Total Revenue) 14% 15% 13% 11% 9% 7% 5% on per ant 2013 2017 2018 New Takeout Packaging 15 12% 9%~$1.5 milli restaur

Increasing Unaided Awareness to Comparable Sales Growth Drive Attain Top of Mind Status 16

Capitalizing on the Power of the Brand Home® The Cheesecake Factory At 17

Best-in-Class Operational Execution Has Driven Our Success Guest Experience Efficiencies Cost Management Retention Labor Productivity Forecasting 18

Supported by Our Tenured Teams Who Execute Our Complex Concept Everyday Average Tenure by Position 30 years Senior VP of Operations Regional Vice Presidents 21 years “What we found is that food and beverage innovation is Area Directors of Operations 19 years table stakes; you need to do it, but it’s not sustainable,” The ironclad correlation with 17 years Area Kitchen Operations Managers success? “It was GM 12 years General Managers retention.” – Wally Doolin, TDn2K 13 years Executive Kitchen Managers 19

Being A Great Place to Work



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The Cheesecake Factory 20

We Raise the Bar Drives Best-in-class training Culture of fun Industry-Leading Retention • • • • • Recognition Commitment to our communities, charitable giving and a sustainable future Industry-leading benefits 21 21

Looking Ahead - Diversified Growth Drivers 222

The Cheesecake Factory – Returns-Focused Opportunity for 300 Domestic & Growth 8 - 10 Canadian Locations Over Time * Illustrative example of target returns for new restaurant openings. 23 Philadelphia Average Unit Economics* ($ millions) Sales $10.7 ~18% $8+ 20% - 25% EBITDA % Cash Capex Investment Cash-on-Cash Return

The Cheesecake Factory – Expanding International Licensed Presence • Continued expansion within current geographies Potential for additional geographies with current licensees Opportunity to add licensees and territories • • Shanghai 24 $0 Capital Expenditure +1¢ Per Restaurant in EPS, on Average

Diversifying Our Portfolio Across Upscale Casual, Experiential For Growth Culinary forward. First class hospitality. Concepts like no other. 25

North Italia – Significant Accretive Growth Opportunity Potential for 200 Domestic Locations Over Time * Illustrative example of target returns for new restaurant openings. 26 Average Unit Economics* ($ millions) Sales ~$7 ~18% - 20% $3 - $3.5 35%+ EBITDA % Cash Capex Investment Cash-on-Cash Return

The Future CAKE

- Multi-concept with segment, price point, occasion, real estate and labor model diversification
- Leveraging brand power, operational excellence, scale, supply chain and real estate development expertise

Anticipated Unit Growth Roadmap

	The Cheesecake Factory	North Italia
Target Size (sq. ft.)	7,500 – 10,000	5,000 - 6,500
Average Unit Volume	$10.7 million	~$7 million
New Units/Year	~6	~6
Top-Line Growth Contribution	**~3%**	**~2%**

Near-Term

\+ Flower Child, Social Monk

Longer-Term

The Cheesecake Factory 27

Levers to Rebuild Margins Leverage Bakery Technology & Projected Sales Growth Maintain flat restaurant margins International & CPG Flow Through Portfolio Management G&A Leverage Efficiencies, Pricing, Cost Management Labor & Other Inflationary Pressures +20 bps +30 bps + 30 bps +50 bps 28 Five Pillars

Balanced Capital Allocation Strategy to Create Value for Shareholders Dividend Growth & Maintenance Capex ~$275 million Operating Cash Flow (E) Share Repurchase Program 29

All Supports Our Long-Term Financial Objective 13% - 14% Total Return to Shareholders, on Average (EPS + Dividend) Revenue Growth ~6% - 7% Operating Margin Expansion ~25 bps Share Repurchases ~3% Dividend ~2% - 3% 30 Total Return to Shareholders (E)

CAKE 5-Year Plan 31 Top-Line Growth Drivers Comparable Sales Growth ~1% - 2% ~5% Unit Growth Total Expected Top-Line Growth 6% - 7% 2023E Financial Targets Revenues ~$3 billion 6%+ $4.50 15% Net Income Margin EPS ROIC

Track Record of Consistent Financial Performance factory -------------

Continuing to Outperform the Industry Comparable Sales - Historical 2-year Stack 2011 2012 2013 2014 2015 2016 2017 2018 1Q19 4.2% 4.1% 4.0% 3.8% 3.4% 3.3% 2.6% 2.0% 1.0% 1.0% 0.9% 0.8% 0.5% 0.4% (0.4)% (0.9)% (1.6)% (2.2)% Knapp-Track Index 33

Leveraged Sales and Managed Costs Profitability to Support Adjusted Earnings Per Share* $2.83 $2.43 $1.88 2010 2011 2012 2013 2014 2015 2016 2017 2018 *Please see Appendix for GAAP to non-GAAP reconciliations. 34 $2.37 $2.60 $2.10$1.97 $1.64 $1.42

Our Restaurants Generate Significant Cash Flow Free Cash Flow and Strong Balance Sheet Provide Significant Financial ($ millions) Flexibility $163 $158 $128 $120 $112 $107 2010 2011 2012 2013 2014 2015 2016 2017 2018 Free cash flow defined as cash flow from operations less capital expenditures/investments. Please see Appendix for GAAP to no n-GAAP reconciliations and for an explanation regarding an accounting reclassification for prior years. 35 $135 $100 $94

Effective Capital Allocation Supports Our Financial Objectives $1+ Billion in Share Repurchases Reducing WASO 3% Per Year Committed to Supporting ($ millions) the Dividend 60,446 46,215 $13 2010 2011 2012 2013 2014 2015 2016 Dividend 2017 WASO 2018 Capex / Investment Share Repurchases 36 $42 $27 $50 $36 $146 $184 $30 $56 $109 $123 $141 $172 $109 $101 $158 $154 $139 $128 $114 $106 $52 $86 $77 $42

Disciplined, Returns-Focused Growth Has Paid Off Return on Invested Capital (ROIC) 17% 14% 13% 2010 2011 2012 2013 2014 2015 2016 2017 2018 ROIC = NOPAT / Average invested capital NOPAT = Income from operations excluding non-recurring expenses (-) income tax provision Invested Capital = Total assets (-) current liabilities (-) cash and cash equivalents *Please see Appendix for GAAP to non-GAAP reconciliations. 37 15%15% 14% 15% 13% 12%

A Compelling Investment Opportunity Highly differentiated concepts delivering a unique guest experience Diversified growth drivers Sustained track record of consistent financial performance • • • • Robust cash flow to support growth and maximize shareholder value 38

Appendix

Non-GAAP Reconciliations In addition to the results provided in accordance with the Generally Accepted Accounting Principles (“GAAP”) in this presentation, the Company is providing non-GAAP measurements which present diluted net income per share excluding the impact of certain items and free cash flow. The non-GAAP measurements are intended to supplement the presentation of the company’s financial results in accordance with GAAP. The company believes that the presentation of these items provides additional information facilitate the comparison of past and present financial results. to 40

Non-GAAP Reconciliation

The Cheesecake Factory Incorporated Reconciliation of Non-GAAP Financial Measures
($ in thousands, except per share data)

	Fiscal Year								
	2010	2011	2012	2013	2014	2015	2016	2017	2018
Net Income (GAAP)	$ 81,713	$ 95,720	$ 98,423	$ 114,356	$ 101,276	$ 116,523	$ 139,494	$ 157,392	$ 99,035
After-tax impact from:									
- Impairment of assets and lease terminations (1)	-	928	5,722	(337)	418	3,607	68	6,206	13,217
- Partial IRS settlement (2)	-	(1,506)	-	-	-	-	-	-	-
- Unwinding of interest rate collars (3)	4,425	-	-	-	-	-	-	-	-
- Proceeds from variable life insurance contract (4)	-	-	(419)	-	-	-	-	-	-
- Deferred tax revaluation (5)	-	-	-	-	-	-	-	(38,525)	-
Adjusted net income (non-GAAP)	$ 86,138	$ 95,142	$ 103,726	$ 114,019	$ 101,694	$ 120,130	$ 139,562	$ 125,073	$ 112,252
Diluted net income per share (GAAP)	$ 1.35	$ 1.64	$ 1.78	$ 2.10	$ 1.96	$ 2.30	$ 2.83	$ 3.27	$ 2.14
After-tax impact from:									
- Impairment of assets and lease terminations	-	0.02	0.11	(0.01)	0.01	0.07	0.00	0.13	0.29
- Partial IRS settlement	-	(0.03)	-	-	-	-	-	-	-
- Unwinding of interest rate collars	0.07	-	-	-	-	-	-	-	-
- Proceeds from variable life insurance contract	-	-	(0.01)	-	-	-	-	-	-
- Deferred tax revaluation	-	-	-	-	-	-	-	(0.80)	-
Adjusted diluted net income per share (non-GAAP) (6)	$ 1.42	$ 1.64	$ 1.88	$ 2.10	$ 1.97	$ 2.37	$ 2.83	$ 2.60	$ 2.43

(1) The pre-tax amounts associated with these items in fiscal 2011, 2012, 2013, 2014, 2015, 2016, 2017 and 2018 were $1,547, $9,536, $(561), $696, $6,011, $114, $10,343 and $17,861, respectively, and were recorded in impairment of assets and lease terminations.
(2) The pre-tax amounts associated with this item were $719 and $1,075 and were recorded in interest and other (expense)/income, net and income tax provision, respectively.
(3) The pre-tax amount associated with this item was $7,376 and was recorded in interest expense.
(4) This item is non-taxable and is recorded in interest and other (expense)/income, net.
(5) Fiscal 2017 includes a $38.5 million benefit to the income tax provision related to tax reform enacted in December 2017.
(6) Adjusted diluted net income per share may not add due to rounding.

The Cheesecake Factory 41

Non-GAAP Reconciliation The Cheesecake Factory Incorporated Reconciliation of Non-GAAP Financial Measures ($ in millions) Fiscal Year 2010 2011 2012 2013 2014 2015 2016 2017 2018 Cash flow from operations (1) Capital expenditures / investments Free cash flow $ 170 42 $ 197 77 $ 198 86 $ 213 106 $ 249 114 $ 248 154 $ 316 158 $ 239 139 $ 291 128 $ 128 $ 120 $ 112 $ 107 $ 135 $ 94 $ 158 $ 100 $ 163 (1) The excess tax benefit related to stock options exercised is no longer reclassified from cash flows from operating activities to cash flows from financing activities in the consolidated statements of cash flows. The consolidated statements of cash flows for fiscal 2016, 2015, 2014, 2013, 2012, 2011 and 2010 have been adjusted to conform to the current year presentation. 42

Non-GAAP Reconciliation

The Cheesecake Factory Incorporated
Reconciliation of Non-GAAP Financial Measures
($ in millions)

	Fiscal Year									
	2009	2010	2011	2012	2013	2014	2015	2016	2017	2018
Operating income	$ 73.7	$ 128.2	$ 133.5	$ 138.7	$ 161.0	$ 144.7	$ 165.2	$ 201.0	$ 152.8	$ 118.9
Impairment	26.5	-	1.5	9.5	(0.6)	0.7	6.0	0.1	10.4	17.9
Less: Estimated income tax expense (1)	16.5	33.8	35.0	39.3	43.1	39.1	46.1	54.9	30.7	10.7
Net operating profit after taxes (NOPAT) (2)	$ 83.7	$ 94.4	$ 100.0	$ 109.0	$ 117.2	$ 106.3	$ 125.2	$ 146.2	$ 132.5	$ 126.1
Total assets	$ 1,046.8	$ 1,037.3	$ 1,022.6	$1,092.2	$1,124.1	$1,161.4	$1,233.3	$1,293.3	$ 1,333.1	$ 1,314.1
Less: Current liabilities	200.5	202.7	223.2	253.0	264.2	322.0	350.2	376.5	398.0	416.5
Less: Cash and cash equivalents	73.7	81.6	48.2	83.6	61.8	58.0	43.9	53.8	6.0	26.6
Capital Invested (2)	$ 772.6	$ 753.0	$ 751.1	$ 755.5	$ 798.1	$ 781.3	$ 839.3	$ 863.0	$ 929.1	$ 871.1
Average invested capital (3)		$ 762.8	$ 752.0	$ 753.3	$ 776.8	$ 789.7	$ 810.3	$ 851.1	$ 896.0	$ 900.1
Return on invested capital (ROIC) (4)		12%	13%	14%	15%	13%	15%	17%	15%	14%

(1) Effective tax rates for 2009 through 2018 were 16.5%, 26.4%, 25.9%, 26.5%, 26.9%, 26.9%, 26.9%, 27.3%, 18.8% and 7.8% respectively. The 2017 effective tax rate excludes the one-time favorable benefit of the Tax Cuts and Jobs Act on our deferred taxes.
(2) May not add due to rounding
(3) Average invested capital = average of capital invested at the end of the period and capital invested twelve months prior
(4) ROIC = NOPAT / Average invested capital

The Cheesecake Factory 43